United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 11, 2015

Date of Report

Q2POWER TECHNOLOGIES INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-55148	20-1602779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1858 Cedar Hill Road

Lancaster, OH  43130

 (Address of Principal Executive Offices)

(740) 415-2073

(Registrant’s Telephone Number, including area code)

ANPATH GROUP, INC.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On December 11, 2015, the Company’s Certificate of Incorporation in the state of Delaware was amended to change the Company’s name to Q2Power Technologies, Inc.  A copy of the Certificate of Amendment is attached as Exhibit 3.1.

Simultaneously with the name change, the Company’s ticker symbol has been changed to QPWR.

Item 9.01 Financial Statements and Exhibits.

(b)  Exhibits.

Exhibit No.

Exhibit Description

3.1

Amendment to the Company’s Certificate of Incorporation

99.1

Press Release dated December 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2POWER TECHNOLOGIES INC.

Date:	December 14, 2015	By:	/s/ Christopher Nelson
Christopher Nelson
Chief Executive Officer